EXHIBIT 10.8

                        SCHEDULE TO THE MASTER AGREEMENT

                          dated as of December 11, 1997


between KEYBANK NATIONAL ASSOCIATION and VICON INDUSTRIES, INC.
                  ("Party A")              ("Party B")

Part 1.  Termination Provisions.

(a)  "Specified Entity" means in relation to Party A for the purpose of:
     Section 5(a)(v),    None
                         --------
     Section 5(a)(vi),   None
                         --------
     Section 5(a)(vii),  None
                         --------
     Section 5(b)(ii),   None
                         --------

     and in relation to Party B for the purpose of:
     Section 5(a)(v),    Any current or future Affiliate of Party B
                         ----------------------------------------------
     Section 5(a)(vi),   Any current or future Affiliate of Party B
                         ----------------------------------------------
     Section 5(a)(vii),  Any current or future Affiliate of Party B
                         ----------------------------------------------
     Section 5(b)(ii),   Any current or future Affiliate of Party B
                         ----------------------------------------------

(b) "Specified Transaction" will have the meaning specified in Section 12 of this Agreement.

(c)  The "Cross Default" provisions of Section 5(a)(vi) will apply to Party B.

(d) "Specified Indebtedness" will have the meaning specified in Section 12 of this Agreement.

(e)  "Threshold Amount" means $100,000.

(f) The "Credit Event Upon Merger" provisions of Section 5(b)(ii) will apply to Party B.

(g) The "Automatic Early Termination" provision of Section 6(a) will apply to Party B.

(h)  Payments on Early Termination. For the purpose of Section 6(e) of this
     Agreement:
     (i) Market Quotation will apply.
     (ii)The Second Method will apply.

(i) Additional Termination Event. For the purpose of Section 5(b) (iii) of this Agreement, it shall be an "Additional Termination Event" with Party B being the Affected Party if any Credit Support Document expires, terminates, or fails or ceases to be in full force and effect for the purpose of this Agreement in accordance with its terms prior to the satisfaction of all obligations of Party B under each Transaction.


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Part 2.  Agreement to Deliver Documents.

For the purpose of Section 4(a) of this Agreement, Party B agrees to deliver the following documents:

(a) A certificate of an authorized officer of Party B evidencing the necessary corporate authorizations, resolutions, and approvals with respect to the execution, delivery and performance of this Agreement, and certifying the names, true signatures, and authority of the officer(s) signing this Agreement and executing Transactions hereunder.

(b) Quarterly and annual financial statements when requested by Party A.


Part 3.  Miscellaneous.

(a) Addresses for Notices. For the purpose of Section 10(a) of this Agreement:

     Address for notices or communications to Party A:
     Address: 127 Public Square, 01-127-0405, Cleveland, Ohio  44114
     Attention: Interest Rate Risk Management
     Facsimile No.: (216) 689-4737      Telephone No:(216) 689-4961

     Address for notices or communications to Party B:
     Address: 89 Arkay Drive, Hauppauge, NY  11788
     Attention: John Badke, Controller
     Facsimile No.: (516) 951-2288      Telephone No:(516) 952-2288

(b)  Calculation Agent.  The Calculation Agent is Party A.

(c) Credit Support Document: Mortgage and Security Agreement dated December 1997 between Party A and Party B; Assignment of Rents and Leases dated December 1997 between Party A and Party B.

(d)  Credit Support Provider.

(e) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Ohio without reference to choice of law doctrine.

(f)  Jurisdiction. Section 11(b)(i) and that part of Section 11(b) which follows
     Section 11(b)(ii) are deleted in their entirety and the following language shall be substituted for Section 11(b)(i):

         (i)submits to the exclusive jurisdiction of the Court of Common Pleas of Cuyahoga County and the United States District Court for the Northern District of Ohio, Eastern Division, both located in the City of Cleveland.

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(g) Definitions. Section 12 is modified as follows:

         (i)"Default Rate" means Prime +2%.

(h)  Payments.

         Party A will make payments to Party B by transfer to the account of Party B at KeyBank National Association in Cleveland (Account Number:
         323680013097).

         Party B will make payments to Party A by transfer from the account of Party B at KeyBank National Association in Cleveland (Account Number:
         323680013097), and Party A is irrevocably authorized to debit such account for each such payment (it being understood that Party B will at all times maintain sufficient balances in such account for such purposes).

Part 4.  Other Provisions.

Additional Representation. Party B represents to Party A (which representation will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that it, or any Credit Support Provider, has either: (i) total assets exceeding $10,000,000, or (ii) a net worth of $1,000,000, and is entering into the Transaction in connection with the conduct of its business or to manage the risk of an asset or liability owned or incurred, or reasonably likely to be owned or incurred in the conduct of its business.

Event of Default. Each Party agrees to notify the other party of the occurrence of any Event of Default or Potential Event of Default immediately upon learning of the occurrence thereof.

Disclaimer. In entering into this Agreement, Party B understands that there is no assurance as to the direction in which interests rates in financial markets may move in the future and that Party A makes no covenant, representation, or warranty in this regard or in regard to the suitability of the terms of the Agreement or any Transaction to the particular needs and financial situation of Party B. Party B represents, which representation shall be deemed repeated with respect to and at the time of each Transaction, that it has had the opportunity, independently of Party A and Party A's affiliates, officers, employees, and agents, to consult its own financial advisors and has determined that it is in Party B's interest to enter into the Agreement and any Transaction.



      KEYBANK NATIONAL ASSOCIATION                    VICON INDUSTRIES, INC.
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By:  ______________________________         By:  ______________________________
     Name:  Jodie Howe                             Name:   Kenneth M. Darby
     Title: Assistant Vice President               Title:  President